Loss Per Share	9 Months Ended
Mar. 31, 2020
Earnings Per Share [Abstract]
Loss Per Share

Note 4 - Loss Per Share

Basic net loss per share is calculated by dividing net loss attributable to Akerna stockholders by the weighted-average number of shares of common stock outstanding. Diluted net loss per common share is calculated by giving effect to all potentially dilutive common stock, including warrants, restricted stock awards and restricted stock units. The dilutive effect of outstanding awards is reflected in diluted earnings per share by application of the treasury stock method and excludes potential common stock when the effect would be anti-dilutive.

The weighted-average number of shares outstanding used in the computation of diluted earnings per share does not include the effect of potential outstanding common shares that would have been anti-dilutive for the period. There were no potentially outstanding shares as of March 31, 2019. The table below details potentially outstanding shares on a fully diluted basis as of March 31, 2020 that were not included in the calculation of diluted earnings per share and the weighted average amounts of potentially outstanding shares that would have been dilutive had we reported net income for the three and nine months ended March 31, 2020:

	March 31, 2020
		Weighted Average
	Fully Diluted	Three Months Ended	Nine Months Ended
Warrants	5,813,804	5,813,804	5,840,644
Restricted Stock Units	325,121	22,620	12,924
Restricted Stock Awards	75,654	-	-
Total	6,214,579	5,836,424	5,853,568